Exhibit 10.32

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED.

AMENDMENT 2

to

GRANT AGREEMENT

Investment ID OPP1187970

AMENDMENT SUMMARY & SIGNATURE

PAGE

AMENDMENT INFORMATION
Agreement to be Amended:	Grant agreement between the Bill & Melinda Gates Foundation and Vir Biotechnology Inc, effective January 26, 2018, as amended, and bearing Investment ID OPP1187970
Amendment Purpose:	Supplement and Term Extension
Amendment Date:	Date of last signature
Amended “End Date”:	The term of the Agreement is extended by changing the End Date to December 31, 2021
This Amendment includes and incorporates into the Agreement by this reference:

This Amendment Summary & Signature Page and:

- Attachment A-2

- Supplemental Proposal Narrative (date submitted February 10, 2020)

- Results Framework and Tracker (date updated October 16, 2019)

- Budget (date updated November 25, 2019)

THIS AMENDMENT amends, and is made part of, the above-referenced Agreement and is effective as of the date of last signature. Capitalized terms not defined in this Amendment will have the meaning provided in the Agreement. Except as modified by this Amendment, all other terms and conditions of the Agreement remain in full force and effect. In the event of a conflict between the Agreement and this Amendment, the terms of this Amendment will prevail.

The Parties enter into this Amendment by having their authorized representatives sign below. Facsimile and electronic signatures will be binding for all purposes.

BILL & MELINDA GATES FOUNDATION		VIR BIOTECHNOLOGY INC

/s/ Trevor Mundel		/s/ Michael Kamarck
By:	Trevor Mundel	By:	Michael Kamarck
Title:	President, Global Health	Title:	Chief Technology Officer

February 24, 2020		February 24, 2020
Date		Date

AMENDMENT 2

to

GRANT AGREEMENT

Investment ID OPP1187970

ATTACHMENT A-2

The Parties agree to amend the Agreement as provided below.

SUPPLEMENTAL FUNDS

The Foundation has approved Your request for the supplemental grant amount of $8,609,159.00 (“Supplemental Funds”). Going forward, all references to “Grant Funds” under the Agreement will include these Supplemental Funds.

REPORTING & PAYMENT SCHEDULE

The Foundation will disburse the Supplemental Funds to You, and You will submit remaining reports, according to the Reporting & Payment Schedule below. Remaining reports must include information about both the original grant amount and the Supplemental Funds.

REPORTING & PAYMENT SCHEDULE
Investment Period	Target, Milestone, or Reporting Deliverable	Due By	Payment Date	Payment Amount (U.S.$)
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]
Amended Total Grant Amount				Up to $20,776,349.00

SUPPLEMENTAL PROJECT DESCRIPTION AND CHARITABLE PURPOSE

The Foundation is awarding You the Supplemental Funds to carry out the project described in the Supplemental Proposal Narrative and updated Results Framework and Tracker (collectively, "Supplemental Project") in order to further the Charitable Purpose. Going forward, all references to “Project” under the Agreement will include the Supplemental Project.

USE OF SUPPLEMENTAL FUNDS

You may not use the Supplemental Funds for any purpose other than the Supplemental Project.

ADDITIONAL TERMS

The Agreement is amended to include the following terms:

PUBLICITY

A Party may publicly disclose information about the award of this grant, including the other Party’s name, the total amount awarded, and a description of the Project, provided that a Party obtains prior written approval before using the other Party’s name for promotional purposes or logo for any purpose. Any public disclosure by You or Your subgrantees, subcontractors, contingent workers, agents, or affiliates must be made in accordance with the Foundation’s then-current brand guidelines, which are available at: www.gatesfoundation.org/brandguidelines.

RELIANCE

You acknowledge that the Foundation is relying on the information You provide in reports and during the course of any due diligence conducted prior to the Start Date and during the term of this Agreement. You represent that the Foundation may continue to rely on this information and on any additional information You provide regarding activities, progress, and Funded Developments.

COUNTERPARTS AND ELECTRONIC SIGNATURES

Except as may be prohibited by applicable law or regulation, this Amendment may be signed in counterparts, by facsimile, PDF, or other electronic means, each of which will be deemed an original and all of which when taken together will constitute one agreement. Facsimile and electronic signatures will be binding for all purposes.